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                                                                    Exhibit 99.3

                                                                  EXECUTION COPY

                                VOTING AGREEMENT

         AGREEMENT dated May 27, 1999 among OUTDOOR SYSTEMS, INC., a Delaware corporation ("OSI") and CBS BROADCASTING, INC., a New York corporation ("Stockholder").

                              W I T N E S S E T H:

         WHEREAS, concurrently herewith, Infinity Broadcasting Corporation, a Delaware corporation controlled by Stockholder ("Infinity"), Burma Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Infinity ("Burma Acquisition") and OSI, are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which Burma Acquisition will be merged with and into OSI and OSI shall continue as the surviving corporation (the "Merger");

         WHEREAS, as an inducement and a condition to entering into the Merger Agreement, OSI has required that Stockholder agree, and Stockholder has agreed, to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. For purposes of this Agreement:

         (a) "Infinity Common Stock" shall mean at any time, collectively, the Class A Common Stock, par value $.01 per share, and the Class B Common Stock, par value $.01 per share, of Infinity. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Infinity Common Stock" shall be deemed to refer to and include all such stock dividends and distributions and any shares into which or for which any or all of the shares of Infinity Common Stock may be changed or exchanged.

         (b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

         (c) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.
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         2. Provisions Concerning Infinity Common Stock. Stockholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of Infinity Common Stock, however called, or in connection with any written consent of the holders of Infinity Common Stock, such Stockholder shall vote (or cause to be voted) all shares of Infinity Common Stock over which such Stockholder has voting power, whether such power exists now or is acquired by such Stockholder after the date of this Agreement: (i) in favor of the Share Issuance and each of the other actions contemplated by the Merger Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Infinity under the Merger Agreement or this Agreement; and (iii) against any other action involving Infinity or its subsidiaries which is intended, or could in any manner be expected, to materially impede, interfere with, delay, postpone, or adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement. Stockholder shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 2.

         3. Other Covenants, Representations and Warranties of Stockholder. Stockholder hereby covenants, represents and warrants to Infinity as follows:

         (a) Ownership of Shares. Stockholder is the record holder and beneficial owner of 700,000,000 shares of Class B Common Stock, par value $.01 per share, of Infinity (the "Subject Shares"). The Subject Shares constitute all of the shares of Infinity Common Stock owned of record or Beneficially Owned by Stockholder. With respect to the Subject Shares, Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition and sole power to agree to all of the other matters set forth in this Agreement, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

         (b) Power; Binding Agreement. Stockholder has the legal capacity, corporate power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, partnership agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated hereby.

         (c) No Conflicts. Except for filings, permits, authorizations, consents and approvals under federal securities laws and the HSR Act, if applicable, (i) no filing


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with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination,cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Stockholder is a party or by which Stockholder or any of Stockholder's properties or assets may be bound, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Stockholder or any of Stockholder's properties or assets.

         (d) No Encumbrances. Except as applicable in connection with the transactions contemplated hereby, the Subject Shares and the certificates representing such Subject Shares are now, and at all times during the term hereof will be, held of record by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder in favor of OSI.

         (e) No Finder's Fees. No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Stockholder.

         (f) Restriction on Proxies and Non-Interference. Stockholder shall not, directly or indirectly, (i) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any Subject Shares into a voting trust or enter into a voting agreement with respect to any Subject Shares; or (ii) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement.

         (g) Reliance by OSI. Stockholder understands and acknowledges that OSI is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         4. Representations and Warranties of OSI. OSI hereby represents and warrants to Stockholder that OSI has the legal capacity, corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by OSI will not violate any other material agreement to which OSI is a party. In addition, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been


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duly authorized by the board of directors of OSI and (ii) do not and will not violate any provision of the certificate of incorporation or by-laws of OSI. This Agreement has been duly and validly executed and delivered by OSI and constitutes a valid and binding agreement of OSI, enforceable against it in accordance with its terms.

         5. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         6. Termination. The covenants and agreements contained herein with respect to the Subject Shares shall terminate (i) in the event the Merger Agreement is terminated in accordance with its terms, upon such termination and
(ii) in the event the Merger is consummated, at the Effective Time, provided, in each case, that the provisions of Section 7 hereof shall survive any termination of this Agreement, and provided, further, that no termination of this Agreement shall relieve any party of liability for a breach hereof.

         7. Confidentiality. Each of the parties hereto recognizes that successful consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each party hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such party's counsel and advisors, if any) without the prior written consent of the other party, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures such party's counsel advises are necessary in order to fulfill such party's obligations imposed by law, in which event such party shall give notice of such disclosure to the other party as promptly as practicable so as to enable the other party to seek a protective order from a court of competent jurisdiction with respect thereto.

         8. Miscellaneous.

         (a) Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         (b) Certain Events. Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of the Subject Shares shall pass, whether by operation of law or otherwise, including, without limitation, Stockholder's successors. Notwithstanding any transfer of Subject Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor. Prior to any transfer of Subject Shares, Stockholder shall give the transferee written notice of the foregoing obligations and the terms of this Section 8(b).


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         (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise by either party hereto without the prior written consent of the other party.

         (d) Amendments, Waivers, Etc. This Agreement may be amended, changed, supplemented, waived or otherwise modified or terminated, upon the execution and delivery of a written agreement executed by the relevant parties hereto.

         (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         If to Stockholder:      CBS Corporation
                                 51 West 52nd Street - 35th Floor
                                 New York, New York 10019
                                 Attention: Louis J. Briskman, Esq.
                                 Facsimile: (212) 597-4031

         copy to:                Weil, Gotshal & Manges LLP
                                 767 Fifth Avenue
                                 New York, New York  10153
                                 Attention: Howard Chatzinoff, Esq.
                                 Facsimile: (212) 310-8007

         If to OSI:              Outdoor Systems, Inc.
                                 2502 North Black Canyon Highway
                                 Phoenix, Arizona 85009
                                 Attention: William Levine
                                 Facsimile: (602) 248-0884

         copy to:                Powell, Goldstein, Frazer & Murphy LLP
                                 Sixteenth Floor
                                 191 Peachtree Street, N.E.
                                 Atlanta, Georgia  30303
                                 Attention: William B. Shearer, Jr., Esq.
                                 Facsimile: (404) 572-5958

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any


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applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the aggrieved party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

         (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         (l) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware or the United States District Court for the Southern District of New York or any court of the State of New York located in the City of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (l) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the States of Delaware or New York other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.



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         (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

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         IN WITNESS WHEREOF, OSI and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                    OUTDOOR SYSTEMS, INC.


                                    By: /s/ William S. Levine
                                        -------------------------------------
                                        Name:  William S. Levine
                                        Title: Chairman of the Board


                                    CBS BROADCASTING, INC.


                                    By: /s/ Louis J. Briskman
                                        -------------------------------------
                                        Name:  Louis J. Briskman
                                        Title: Executive Vice President
                                               and General Counsel


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